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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 15, 2003


                  REGIONS ACCEPTANCE LLC (as Depositor under
                the Trust Agreement dated as of March 1, 2003)
                   (Regions Auto Receivables Trust 2003-1).


            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-100339-02           55-0800861
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


417 20th Street North
Birmingham, Alabama                                          35203
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (205) 944-1300

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
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          On April 15, 2003, Regions Auto Receivables Trust 2003-1 made the distribution to securityholders contemplated by the Sale and Servicing Agreement dated as of March 1, 2003 (the "Sale and Servicing Agreement") among Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2003-1 (the "Issuer"), Regions Acceptance LLC, as depositor (the "Depositor"), Regions Bank, as seller, master servicer, administrator and custodian ("Regions") and The Bank of New York, as indenture trustee (the "Indenture Trustee").

     A copy of the Payment Date Statement to Securityholders for such Payment Date delivered pursuant to Section 5.08 of the Sale and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
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     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits:

             20. Monthly Payment Date Statement to Securityholders, with respect to the April 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.



                                      2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REGIONS ACCEPTANCE LLC

                                     By:  /s/ Ron Luth
                                        --------------------------------------
                                        Ron Luth
                                        President and Chief Executive Officer






Dated: April 16, 2003

                                 EXHIBIT INDEX
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Exhibit No.                 Description
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20                          Monthly Payment Date Statement to Securityholders,
                            with respect to the April 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.